UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2015 (December 7, 2015)

AGREE REALTY CORPORATION
(Exact name of registrant as specified in its Charter)

Maryland	1-12928	38-3148187
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

70 East Long Lake Rd., Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code      (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 7, 2015, Agree Realty Corporation (the “Company”) and Agree Limited Partnership, for which the Company is the sole general partner, entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc., Citigroup Global Markets Inc. and Jefferies LLC, as representatives of the several underwriters listed on Schedule I attached thereto (the “Underwriters”), relating to the issuance and sale of 1,725,000 shares, which includes 225,000 shares issued pursuant to the option granted by the Company to the Underwriters, as described below, of the Company’s common stock, par value $0.0001 per share (the “Shares”). The Company granted the Underwriters a 30-day option to purchase up to an additional 225,000 shares of common stock, which the Underwriters elected to exercise in full on December 8, 2015.

The offering closed on December 11, 2015 and resulted in net proceeds to the Company of approximately $53.0 million, after deducting estimated offering expenses payable by the Company. The Company issued the shares pursuant to the Company’s registration statement on Form S-3 (File No. 333-201420), which was declared effective by the Securities and Exchange Commission on March 27, 2015. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 1.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of December 7, 2015, among Agree Realty Corporation and Agree Limited Partnership, on the one hand, and Raymond James & Associates, Inc., Citigroup Global Markets Inc. and Jefferies LLC, as representatives of the several Underwriters listed on Schedule I attached thereto, on the other hand.
5.1	Opinion of Ballard Spahr LLP regarding legality of the Shares.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Date: December 11, 2015	By:	/s/ KENNETH HOWE
Kenneth Howe, Interim Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of December 7, 2015, among Agree Realty Corporation and Agree Limited Partnership, on the one hand, and Raymond James & Associates, Inc., Citigroup Global Markets Inc. and Jefferies LLC, as representatives of the several Underwriters listed on Schedule I attached thereto, on the other hand.
5.1	Opinion of Ballard Spahr LLP regarding legality of the Shares.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

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